April 26, 2007

Rigel U.S. Equity Large Cap Growth Fund
Series of Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
Dated January 26, 2007

Effective March 31, 2007, George Kauffman and John Corby are the key members of the portfolio management team for the Rigel U.S. Equity Large Cap Growth Fund. Please disregard all references to Rafael Villagran in the Prospectus and Statement of Additional Information (“SAI”). As a result of this change, the section titled, “Portfolio Managers” beginning on page 9 of the Prospectus is deleted and replaced with the following:

Portfolio Managers
The Advisor uses a team approach for the day-to-day management of the Fund’s portfolio. Each team member reviews the results of the quantitative screen, fundamental analysis, analysis of the current market, and participates in security selection. The team makes investment decisions for the Fund and George Kauffman is the team leader and has final decision-making authority.

George B. Kauffman, CFA, CIC Founder/Chairman/CEO/Chief Investment Officer
Mr. Kauffman is a founder, Chief Investment Officer (“CIO”), and oversees the investment team activities for the Advisor. He has been the Advisor’s CIO since September 1998 and its Chief Executive Officer and Chairman since August 2003. Prior to founding the Advisor, Mr. Kauffman co-founded and served in the same capacities with Sirach Capital Management from January 1981 to September 1998, and was previously the Senior Pension Manager/Investment Manager for Seattle First National Bank. He received his B.A. in Finance and Investments from the University of Washington and an M.B.A. in Finance and Investments from Ohio State University.

John Corby, Executive Vice President - Investments/Chief Risk Control Officer
Mr. Corby plays a leadership role in the Advisor’s risk control and quantitative screening process. Mr. Corby has 21 years of diverse investment experience, which includes portfolio management positions and client management responsibilities. Before joining the Advisor in October 2004, Mr. Corby spent 17 years at Provident Investment Counsel where his most recent position was Managing Director. Mr. Corby is a chartered member of the CFA Institute and in addition, he is a member of the Seattle Society of Financial Analysts. He received a B.S. in Liberal Arts from Arizona State University.

The SAI provides additional information about the investment team members’ compensation, other accounts managed by the members and each member’s ownership of securities in the Fund and conflicts of interest.

Please retain this Supplement with your Prospectus and SAI for reference.